SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2008

Capital City Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140806	20-5131044
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11741 Costa Blanca Ave., Las Vegas, NV	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 592-8737

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 5.03                       Amendments to Articles of Incorporation or Bylaws

On January 22, 2008, the Company filed a Certificate of Amendment with the Nevada Secretary of State in order to change its name to "Capital City Energy Group, Inc.”  The Company's Articles of Incorporation have been amended to reflect this name change.

In connection with this name change to Capital City Energy Group, Inc., as of the open of business on January 31, 2008, the Company has the following new CUSIP number and new trading symbol.

New CUSIP Number: 139893 101
Trading Synbol: CETG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital City Energy Group, Inc.

/s/ Jennie Slade
Jennie Slade
President, Chief Executive Officer
Date: January 31, 2008